June 28, 2024

U.S. Securities and Exchange Commission

Office of the Chief Accountant

100 F Street, NE

Washington, DC 20549

Re:	TRIDAN CORP.
File no. 811-03056

Dear Sir or Madam:

We have read the statements contained in Form N-CSR of Tridan Corp. for the period ended April 30, 2024 and agree with the statements concerning our firm contained therein.

Very truly yours,

/s/ Mazars USA, LLP

Mazars USA, LLP